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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  _____________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) April 15, 2003.

                            Capital One Funding, LLC
                                  on behalf of

                     Capital One Multi-asset Execution Trust
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


            Virginia                    333-75276              54-2058720
-------------------------------  ------------------------ ----------------------
(State or Other Jurisdiction of  (Commission File Number)   (IRS Employer
          Incorporation)                                  Identification Number)

          140 East Shore Drive
                Room 1048
        Glenn Allen, Virginia                                      23059
---------------------------------------                         ----------
(Address of Principal Executive Office)                         (Zip Code)

        Registrant's telephone number, including area code (804) 967-1000



                                       N/A
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.  Not Applicable.

Item 2.  Not Applicable.

Item 3.  Not Applicable.

Item 4.  Not Applicable.

Item 5. On April 15, 2003, the Capital One Multi-asset Execution Trust issued its Class A(2003-1) Notes.

         On May 7, 2003, the Capital One Multi-asset Execution Trust issued its Class B(2003-1) Notes and Class B(2003-2) Notes.

Item 6.  Not Applicable.

Item 7.  Exhibits.

         The following is filed as Exhibits to this Report under Exhibit 4.

      Exhibit 4.1   Class A(2003-1) Terms Document dated as of April 15, 2003.

      Exhibit 4.2   Class B(2003-1) Terms Document dated as of May 7, 2003.

      Exhibit 4.3   Class B(2003-2) Terms Document dated as of May 7, 2003.

Item 8.  Not Applicable.

Item 9.  Not Applicable.

Item 10. Not Applicable.

Item 11. Not Applicable.

Item 12. Not Applicable.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, Capital One Funding, LLC as Beneficiary and Transferor of and on behalf of the Capital One Multi-asset Execution Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CAPITAL ONE MULTI-ASSET EXECUTION TRUST

                                      By: CAPITAL ONE FUNDING, LLC, as
                                          Beneficiary and Transferor of the
                                          Capital One Multi-asset Execution
                                          Trust

                                            By:    /s/ Jeffery A. Elswick
                                                   ----------------------
                                            Name:  Jeffery A. Elswick
                                            Title: President, Chief Executive
                                                   Officer

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                                  EXHIBIT INDEX

Exhibit                     Description
-------                     -----------

Exhibit 4.1    Class A(2003-1) Terms Document dated as of April 15, 2003.

Exhibit 4.2    Class B(2003-1) Terms Document dated as of May 7, 2003.

Exhibit 4.3    Class B(2003-2) Terms Document dated as of May 7, 2003.

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